UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 27, 2012

SG BLOCKS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22563	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Madison Avenue, Suite 16C NY, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 747-2423

____________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On  December 27, 2012, SG Blocks, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Hillair Capital Investments L.P. ("Hillair") whereby the Company issued and sold to Hillair: (i) $1,120,000 in 8% Original Issue Discount Senior Secured Convertible Debentures Due July 1, 2014, for a subscription amount of $1,000,000 (the “Debenture”), and (ii) a common stock purchase warrant (the “Warrant”) to purchase up to 2,604,651 shares of the Company's common stock (“Common Stock”).  The sale of the Debenture and Warrant was consummated on December 28, 2012.  The Company is subject to compliance with certain covenants under the Securities Purchase Agreement as set forth therein.  The sale of the Debenture and Warrant is part of the Company’s continuing effort to sell up to a $1,750,000 subscription amount ($1,960,000 discount amount) in debentures and warrants with the same terms and conditions and the debentures and warrants received by Hillair.

At any time after December 28, 2012, (the “Original Issue Date”) until the Debenture is no longer outstanding, the Debenture shall be convertible, in whole or in part, into shares of Common Stock at the option of Hillair, subject to certain conversion limitations set forth in the Debenture.  The initial conversion price for the Debenture is $0.43 per share, subject to adjustments upon certain events, as set forth in the Debenture.  The Company shall pay interest on the aggregate unconverted and then outstanding principal amount of the Debenture at the rate of 8% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning on July 1, 2013.  Interest is payable in cash or at the Company’s option in shares of Common Stock, provided certain conditions are met, based on a share value equal to the lesser of  (a) $0.43 per share, subject to adjustments upon certain events, and (b) 90% of the average of the volume weighted average price for the 20 consecutive trading days prior to the applicable interest payment date, provided that the price shall be equal to at least a $0.01 discount to the volume weighted average price for the trading day that is immediately prior to the applicable interest payment date, .  On each of April 1, 2014 and July 1, 2014, the Company is obligated to redeem an amount equal to $560,000, (plus accrued but unpaid interest, liquidated damages and any other amounts then owing in respect of the Debenture) (the “Periodic Redemption Amount”).  In lieu of a cash redemption and subject to the Company meeting certain equity conditions described in the Debenture, the Company may elect to pay the Periodic Redemption Amount in shares based on a conversion price equal to the lesser of  (a) $0.43 per share, subject to adjustments upon certain events, and (b) 90% of the average of the volume weighted average price for the 20 consecutive trading days prior to the applicable redemption date, provided that the conversion price shall be equal to at least a $0.01 discount to the volume weighted average price for the trading day that is immediately prior to the applicable redemption date.  Upon any Event of Default (as defined in the Debenture), the outstanding principal amount of the Debenture, plus liquidated damages, interest, a premium of 30% and other amounts owing in respect thereof through the date of acceleration, shall become, at Hillair’s election, immediately due and payable in cash.  Commencing five days after the occurrence of any Event of Default, the interest rate on the Debenture shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. The Debenture contains antidilution protective provisions as described therein. The Company is subject to compliance with certain covenants under the Debenture as set forth therein.

The Warrant may be exercised at any time on or after June 27, 2013 and on or prior to the close of business on June 27, 2018, at an exercise price of $0.4488 per share, subject to adjustments upon certain events.  The Warrant contains antidilution protective provisions and limitations on exercise  as described therein.

To secure the Company’s obligations under the Debenture, the Company’s wholly-owned subsidiary, SG Building Blocks, Inc. (“SG Building”), entered into a Subsidiary Guarantee, dated as of December 27, 2012 (the “Guarantee”), pursuant to which it unconditionally and irrevocably guaranteed the prompt and complete payment and performance when due of the obligations arising from the Debenture.   The Company and SG Building have each granted Hillair a security interest in their assets to secure the payment, performance and discharge in full of all of the Company’s obligations under the Debenture and the Guarantor’s obligations under the Guarantee, in accordance with that certain Security Agreement, dated as of December 27, 2012.

Merriman Capital, Inc. (“Merriman”) acted as financial advisor to the Company in connection with the transactions consummated pursuant to the Securities Purchase Agreement and received a fee consisting of: (a) 8% of the gross proceeds received, which equals $80,000 and (b) warrants to purchase Common Stock in an amount equal to 2% of common stock (or common stock equivalents) purchased in connection with the transaction, which equals: (i) a five year warrant to purchase up to 52,093 shares of the Common Stock at a price of $0.4488 per share and (ii) a five year warrant to purchase up to 52,093 shares of the Common Stock at a price of $0.43 per share.  The Warrant issued to Merriman contain terms substantially similar to the Warrant issued to Hillair.

The foregoing summary of the material terms of the Securities Purchase Agreement, Debenture, Warrant, Subsidiary Guarantee and Security Agreement, is qualified in its entirety by the full text of the agreements, which are filed as Exhibits 10.1 through 10.5 to this Form 8-K and are incorporated herein by reference.

On January 2, 2013, the Company issued a press release regarding the Securities Purchase Agreement and the sale of the Debenture and Warrant thereunder.  A copy of the press release is attached hereto as Exhibit 99.1, which is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 3.02    Unregistered Sales of Equity Securities.

See Item 1.01 above, which disclosures are incorporated herein by reference.

The issuance of the securities described above were completed in accordance with the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01.           Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Exhibits

10.1	Securities Purchase Agreement, dated December 27, 2012
10.2	8% Original Issue Discount Senior Secured Convertible Debenture due July 1, 2014
10.3	Common Stock Purchase Warrant, dated December 27, 2012
10.4	Subsidiary Guarantee, dated December 27, 2012
10.5	Security Agreement dated December 27, 2012
99.1	Press Release dated January 2, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2013
SG BLOCKS, INC.

	By:	/s/ Brian Wasserman
		Name:	Brian Wasserman
		Title:	Chief Financial Officer